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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 18, 2001

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       2-86551C                                         41-1368898
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

         299 MARKET STREET
          SADDLE BROOK, NJ                                07663
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090


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ITEM 5.  OTHER EVENTS.

     On December 18, 2001, Brian T. Beckwith was elected President and Chief Executive Officer of Peoples Educational Holdings, Inc. ("PEH") and its wholly-owned subsidiary The Peoples Publishing Group, Inc. ("PPG"). Mr. Beckwith was also appointed director of PEH and PPG. James J. Peoples and Diane M. Miller, company founders and existing senior executives, will remain as Chairman and Executive Vice President, respectively, and will remain on the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

    The following are filed as Exhibits to this Report:

         Exhibit
         No.               Description of Exhibit
         --------          ----------------------
         99.1              Press Release issued by PEH.















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PEOPLES ECUCATIONAL HOLDINGS, INC.
                                       (Registrant)

                                       By: /s/ James J. Peoples
                                           -------------------------------------
                                           Name:  James J. Peoples
                                           Title: Chairman

Date: January 2, 2002





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EXHIBIT 99.1 - Press release
















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